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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 10, 1996



                         First Alliance Mortgage Company
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)



     California                     33-99604-03                95-2944875
------------------------------    -----------------        ---------------------
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
     of Incorporation                Number)                Identification No.)

                                                               92714-6203
                                                           ---------------------
     17305 Von Karman Avenue                                   (Zip Code)
        Irvine, California
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(Address of Principal Executive Offices)


        Registrant's telephone number, including area code (714) 224-8400
                                                           --------------

                                    No Change
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.     OTHER EVENTS.

            In connection with the offering of First Alliance Mortgage Company Mortgage Loan Asset Backed Certificates, Series 1996-4, described in a Prospectus Supplement dated as of December 10, 1996, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors.

Item 7.     FINANCIAL STATEMENT PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)    Not applicable

     (b)    Not applicable

     (c)    Exhibits:

            99.1 Computational Materials provided by Prudential Securities Incorporated in connection with sales efforts related to the Registrant's securities.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              By:  FIRST ALLIANCE MORTGAGE COMPANY, as
                                    Company

                                   By: /s/ Brian Chisick
                                      -----------------------
                                      Name:   Brian Chisick
                                      Title: President


Date:  December 11, 1996